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                                                                   EXHIBIT 32.01

                  WRITTEN STATEMENT PURSUANT TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the 2003 Annual Report on Form 10-K (the "Report") of Martin Marietta Materials, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Stephen P. Zelnak, Jr., the Chief Executive Officer of the Registrant, certify that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                       /s/ Stephen P. Zelnak, Jr.
                                       -----------------------------------------
                                           Stephen P. Zelnak, Jr.
                                           Chief Executive Officer

Date:   March 15, 2004

A signed original of this written statement required by Section 906 has been provided to Martin Marietta Materials, Inc. and will be retained by Martin Marietta Materials, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.